                                                             EXHIBIT 23.11

                       CONSENT OF DIRECTOR NOMINEE

  I hereby consent to being named as a nominee to the Supervisory Board of Chicago Bridge & Iron Company, N.V., a Netherlands corporation, in its Registration Statement on Form S-1 (Registration No. 333-12065) and related prospectus, and any amendments thereto, filed with the Securities Exchange Commission.

                                          Signed: /s/ Marsha Williams

Dated: February 26, 1997